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               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

                            DATED DECEMBER 30, 1999,

                                      AMONG

                             SCC TECHNOLOGIES, INC.

                                       AND

                          THE STOCKHOLDERS NAMED HEREIN

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     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT dated December 30, 1999, among SCC TECHNOLOGIES, INC., a Delaware corporation (the "Company"), DBV Investments, L.P., a Delaware limited partnership, MSD Portfolio L.P. - Investments, a Delaware limited partnership, Vermeer Investments, LLC, a
Delaware limited liability company, Black Marlin Investments LLC, a Delaware limited liability company, INSIGHT CAPITAL PARTNERS II, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P., a Cayman Island limited partnership, INSIGHT CAPITAL PARTNERS III, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS III-COINVESTORS, L.P., a Delaware limited partnership, INSIGHT CAPITAL PARTNERS (CAYMAN) III, L.P., a Cayman Islands limited partnership, WI SOFTWARE INVESTORS LLC, a Delaware limited liability company, and IMPRIMIS SB, L.P., a Delaware limited partnership (collectively, the "Investors"), and Alan Hyman and Mark Tilly (together, Messrs. Hyman and Tilly are referred to as the "Founders").

                                    PREAMBLE

     WHEREAS, Each Investor currently owns (or has the right to acquire through the conversion of convertible preferred stock) the number of shares of Common Stock, $0.0001 par value (the "Common Stock"), of the Company set forth opposite the name of such Investor on Schedule I;

     WHEREAS, the Company, certain Investors and the Founders are parties to a registration rights agreement, dated April 15, 1998 (the "Registration Rights Agreement"); and

     WHEREAS, such parties deem it advisable to amend and restate the Registration Rights Agreement and to make the non-party Investors parties thereto.

     ACCORDINGLY, the parties agree as follows:

SECTION 1. DEFINITIONS.

     As used in this Agreement, the following terms shall have the following meanings:

     "COMMISSION" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.


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     "OTHER SHARES" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

     "PRIMARY SHARES" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

     "REGISTRABLE SHARES" means at any time, with respect to any Stockholder, the shares of Common Stock held by such Stockholder which constitute Restricted Shares.

     "REGISTRATION DATE" means the date upon which the registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act (not including the registration of shares of Common Stock pursuant to Form S-8 or similar registration form) for sale to the public shall have been declared effective.

     "RESTRICTED SHARES" means at any time, with respect to any Stockholder, the shares of Common Stock, any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock or other securities which are so exercisable or convertible and any securities received in respect thereof, which are held by such Stockholder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act or pursuant to Rule 144.

     "RULE 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

     "SECURITIES ACT" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "STOCKHOLDERS" means the (i) Investors and (ii) any person or entity that acquires Restricted Shares constituting at least 5% of the issued and outstanding Common Stock (or Common Stock equivalent).

     "TRANSFER" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act complying with all applicable state securities and "blue sky" laws.


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SECTION 2. REQUIRED REGISTRATION.

     At any time after the Registration Date, if the Company shall be requested by any Investors holding Restricted Shares (based upon Common Stock equivalents) constituting at least 20% of the then-outstanding Restricted Shares held by all Investors to effect a registration under the Securities Act of Registrable Shares in accordance with this Section, then the Company shall promptly give written notice of such proposed registration to all holders of Restricted Shares and shall offer to include in such proposed registration any Registrable Shares requested to be included in such proposed registration by such holders who respond in writing to the Company's notice within 30 days after delivery of such notice (which response shall specify the number of Registrable Shares proposed to be included in such registration). The Company shall promptly use its best efforts to effect such registration under the Securities Act of the Registrable Shares which the Company has been so requested to register; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any registration under the Securities Act except in accordance with the following provisions:

          (a) the Company shall not be obligated to file (i) more than two registration statements in total or (ii) more than one registration statement within any consecutive 360-day period, which registration statement(s) were initiated pursuant to this Section and become effective or which are rescinded by the Investors without reimbursement referred to in the last paragraph of this Section;

          (b) the Company shall not be obligated to file any registration statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn by the Company or has been declared effective within the prior 90 days;

          (c) the Company may delay the filing or effectiveness of any registration statement for a period not to exceed 180 days after the date of a request for registration pursuant to this Section 2 if the Company shall furnish to the Stockholders requesting such registration a certificate signed by the President of the Company setting forth the reasons why, in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement (provided that the Company may not utilize the right set forth in this clause (c) more than once in any 12-month period);


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

          (d) with respect to any registration pursuant to this Section, the Company may include in such registration any Primary Shares or Other Shares; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all such securities, then the number of Registrable Shares, Primary Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i) first, the Registrable Shares held by Investors, and by all other Stockholders hereafter acquiring Registrable Shares ("Subsequent Stockholders') and granted by the Company rights to require registration similar to the rights granted to the Investors under this Section 2, PRO RATA based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each Investor and such other Stockholders at the time of such registration;

               (ii) second, the Primary Shares; and

               (iii) third, the Other Shares.

     A requested registration under this Section may be rescinded prior to effectiveness by written notice to the Company by the Investors initiating such request; such rescinded registration shall not count as a registration statement initiated pursuant to this Section for purposes of paragraph (a) above if the Stockholders initiating such request shall have reimbursed the Company for all out-of-pocket expenses incurred by the Company in connection with such rescinded registration.

SECTION 3. PIGGYBACK REGISTRATION.

     (a) If the Company at any time proposes for any reason to register Primary Shares or Other Shares under the Securities Act (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto or other than in connection with an exchange offer or offering solely to the Company's stockholders ), it shall promptly give written notice to each Investor of its intention to so register the Primary Shares or Other Shares and, upon the written request, given within 30 days after delivery of any such notice by the Company, of any Investor to include in such registration Registrable Shares held by such Investor (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise




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

being sold in such registration; PROVIDED, HOWEVER, that if the managing underwriter advises the Company that the inclusion of all Registrable Shares or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of the Primary Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares and Other Shares proposed to be included in such registration shall be included in the following order:

               (i)  first, the Primary Shares;

               (ii) second, the Registrable Shares held by the Investors and Subsequent Stockholders, PRO RATA based upon the number of Restricted Shares (based upon Common Stock equivalents) owned by each such Stockholder at the time of such registration; and

               (iii) third, the Other Shares.

     (b) Each Investor who has requested that Registrable Shares be included in a registration pursuant to Section 3(a) hereof, shall be bound by the Company's choice of managing underwriter stated in the Company's notice and to execute an underwriting agreement with such underwriter that is (i) reasonably satisfactory to such Investor and (ii) in customary form.

SECTION 4. HOLDBACK AGREEMENT.

     If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Sections 2 or 3) for sale to the public and the managing underwriter for such registration shall request, the Investors shall not sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Investors, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the effective date of such registration statement; PROVIDED that the Investors shall be bound by this provision only if, and to the extent, the Founders and the executive officers of the Company owning Common Stock and all other Stockholders whose Registrable Shares are included in such Registration Statement shall be bound by such a provision.


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SECTION 5.        PREPARATION AND FILING.

     If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

     (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier);

     (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares then being registered for sale (the "Selling Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 180 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares;

     (d) notify in writing the Selling Stockholders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) of the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;


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

     (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

     (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller of Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares;

     (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

     (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (i) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and


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properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless (i) the disclosure of such Information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential;

     (j) use its best efforts to obtain from its independent certified public accountants "comfort" letters in customary form and at customary times and covering matters of the type customarily covered by comfort letters;

     (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

     (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

     (m) issue to any underwriter to which any seller of Registrable Shares may sell shares in such offering certificates evidencing such Registrable Shares;

     (n) list such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the holders of a majority of such Registrable Shares shall request;

     (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months




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beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 10(a) of the Securities Act; and

     (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

SECTION 6. EXPENSES.

     All expenses incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, and reasonable fees and expenses of the Company's counsel and accountants, and the reasonable fees and expenses of the Selling Stockholders' Counsel shall be paid by the Company; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares, and all fees and expenses of any special or interim audit for any registration initiated by Stockholders pursuant to
Section 2, shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

SECTION 7. INDEMNIFICATION.

     In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless the seller of such Registrable Shares, its officers and directors, each underwriter, broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Company of the Securities Act or state securities or blue




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sky laws applicable to the Company and relating to action or inaction required of the Company in connection with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller, such officer or director, such underwriter, such broker or such other person acting on behalf of such seller and each such controlling person for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, preliminary prospectus, final prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or underwriter specifically for use in the preparation thereof.

     In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares shall indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph of this Section) the Company, each director of the Company, each officer of the Company who shall sign such registration statement, each underwriter, broker or other person acting on behalf of such seller, each person who controls any of the foregoing persons within the meaning of the Securities Act and each other seller of Registrable Shares under such registration statement with respect to any statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein or otherwise filed with the Commission, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company or such underwriter through an instrument duly executed by such seller or underwriter specifically for use in connection with the preparation of such registration statement, preliminary prospectus, final prospectus, amendment, supplement or document; PROVIDED, HOWEVER, that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the maximum amount of liability in respect of such indemnification shall be in proportion to and limited to, in the case of each seller of Registrable Shares, an amount equal to the net proceeds actually received by such seller from the sale of Registrable Shares effected pursuant to such registration.

     The indemnification required by this Section 7 will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses




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incurred, subject to prompt refund in the event any such payments are determined not to have been due and owing hereunder.

     Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding paragraphs of this Section, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof.

     The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities.

     If the indemnification provided for in this Section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such loss, claim, damage or liability as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the sellers of Registrable Shares agree that it would not be just and equitable if contributions pursuant to this paragraph were determined by PRO RATA allocation or by any other method of allocation which did not take into account the equitable considerations referred to herein. The amount paid or payable to an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to above shall be deemed to include, subject to the limitation set forth in the fourth paragraph of this Section




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7, any legal or other expenses reasonably incurred in connection with investigating or defending the same. Notwithstanding the foregoing, in no event shall the amount contributed by a seller of Registrable Shares exceed the aggregate net offering proceeds received by such seller from the sale of its Registrable Shares.

SECTION 8. UNDERWRITING AGREEMENT.

     Notwithstanding the provisions of Sections 4, 5, 6 and 7, to the extent that the Company and the Stockholders selling Registrable Shares in a proposed registration shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be superseded with respect to such registration by such other agreement.

SECTION 9. INFORMATION BY HOLDER.

     Each Stockholder selling Registrable Shares in a proposed registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

SECTION 10. EXCHANGE ACT COMPLIANCE.

     From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

SECTION 11. NO CONFLICT OF RIGHTS.

     The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration rights granted by




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the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

SECTION 12. RESTRICTION ON TRANSFER.

     (a) The Restricted Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended only to insure compliance with the provisions of the Securities Act.

     (b) Each certificate representing Restricted Shares shall (unless otherwise permitted by the provisions of paragraph (c) and (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN
     SECTION 12 OF THE REGISTRATION RIGHTS AGREEMENT DATED DECEMBER 30, 1999, AMONG SCC TECHNOLOGIES, INC., AND CERTAIN OF ITS SHAREHOLDERS, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED. COPIES OF SUCH AGREEMENT MAY BE OBTAINED FROM THE SECRETARY OF SCC TECHNOLOGIES, INC."

     (c) The holder of any Restricted Shares by acceptance thereof agrees, prior to any Transfer of any Restricted Shares, to give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of Restricted Shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Shares under the Securities Act or the securities or "blue sky" laws of any state of the United States. Such holder of Restricted Shares shall be entitled to Transfer such Restricted Shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within five days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within five days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Shares (and each certificate or other instrument evidencing any untransferred balance of such Registered Shares) shall bear the legend set forth in paragraph (b) above unless (i) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

     (d) Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of any Restricted Shares shall cease and terminate when (i) any such Restricted Shares are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the Restricted Shares so transferred bear the legend set forth in paragraph (b) hereof, or (ii) the holder of such Restricted Shares has met the requirements for Transfer of such Restricted Shares under Rule 144(k) under the Securities Act. Whenever the restrictions imposed by this Section shall terminate, the holder of any Restricted Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

     SECTION 13. TERMINATION.

     This Agreement shall terminate and be of no further force or effect on the date five years following the Registration Date.

     SECTION 14. SUCCESSORS AND ASSIGNS.

     This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 15, their respective successors and assigns.

     SECTION 15. ASSIGNMENT.

     Each Stockholder may assign its rights hereunder to any of its affiliates or to any person or entity that through the acquisition of Restricted Shares from such Stockholder becomes a Stockholder (as defined herein); PROVIDED, HOWEVER, that such person or entity shall, as a condition to the effectiveness of such assignment, be required to execute and deliver to the Company a counterpart to this Agreement agreeing to be treated as a Stockholder whereupon such person or entity shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement with respect to such Restricted Shares.

     SECTION 16. ENTIRE AGREEMENT.

     This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto, including without limitation the Registration Rights Agreement, which shall be of no further force or effect. To the extent (i) the acquisition of an aggregate of 700,000 shares of Common Stock by one or more of the Investors from Mark Tilly and Alan Hyman, and/or (ii) the purchase and sale of the Series C Preferred Stock to any Investors pursuant to that certain Securities Purchase Agreement of even date herewith, would otherwise constitute a breach of the Registration Rights Agreement, such breach is hereby waived.

     SECTION 17. NOTICES.

     All notices, requests, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

     if to the Company, to:

     SCC Technologies, Inc.
     537 Congress Street
     Portland, Maine  04101-3353
     Fax:  (207) 772-8596
     Telephone:  (207) 774-3244

     Attention:  President and Legal Department

     with a copy to:

     Lucash, Gesmer & Updegrove, LLP

     40 Broad Street
     Boston, MA  02109
     Fax:  (617) 350-6878
     Telephone:  (617) 350-6800
     Attention:  William Contente

     if to the Investors, to the applicable address set forth on Schedule I:

     with a copy to:

     Mayer, Brown & Platt
     190 South LaSalle Street
     Chicago, Illinois 60603
     Fax:  (312) 701-7711
     Telephone:  (312) 701-7100
     Attention:   Edward S. Best

     and

     O'Sullivan, Graev & Karabell, LLP
     30 Rockefeller Plaza - 41st Floor
     New York, New York  10112
     Fax: (212) 408-2467
     Telephone: (212) 408-2400
     Attention: John J. Suydam

     if to the Founders, to the applicable address set forth on Schedule I;

     with a copy to:

     Kirkpatrick & Lockhart LLP
     75 State Street, Sixth Floor
     Boston, Massachusetts 02109
     Fax:  (617) 951-9019
     Telephone:  (617) 951-9211

     Attention:  Stephen L. Palmer, Esq.; and

if to any other Stockholder, at his or its address set forth in the books of the Company.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier, on the next business day and (c) in the case of mailing, on the third business day following such mailing if sent by certified mail, return receipt requested.

SECTION 18. MODIFICATIONS; AMENDMENTS; WAIVERS.

     The terms and provisions of this Agreement may not be modified or amended, except pursuant to a writing signed by the Company and the Stockholders holding at least 80% of the Restricted Shares (based upon Common Stock equivalents) held by all Stockholders who are parties to this Agreement.

SECTION 19. COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

SECTION 20. HEADINGS.

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

SECTION 21. SEVERABILITY.

     It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 22.  GOVERNING LAW.

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The Company and Investors irrevocably consent to the exclusive jurisdiction of the United States federal and state courts located in New York in any suit or proceeding based on or arising under this Agreement and irrevocably agree that all claims in respect of such suit or proceeding may be determined in such courts. The Company and Investors irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding. The Company and Investors further agree that service of process upon the Company and Investors, respectively, mailed by first class mail, shall be deemed in every respect effective service of process upon the Company and Investors, respectively, in any such suit or proceeding. Nothing herein shall affect the right of the Company or the right of any Investor to serve process in any other manner permitted by law. The Company and Investors agree that a final non-appealable judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the date first written above.

                             SCC TECHNOLOGIES, INC.

                             By:  /s/ Philip M. St. Germain
                                  ----------------------------
                                  Name: Philip M. St. German
                                  Title: CFO

                             DBV INVESTMENTS, L.P.

                             By:  DRT Capital, L.L.C., its general partner

                             By:  /s/ Glen Fuhrman
                                  ----------------------------
                                  Name: Glen Fuhrman
_                                 Title: Manager

                             MSD PORTFOLIO L.P. - INVESTMENTS

                             By:  MSD Capital, L.P., its general partner

                             By:  /s/ Glen Fuhrman
                                  ----------------------------
                                  Name:  Glenn R. Fuhrman
_                                 Title: Managing Principal

                             VERMEER INVESTMENTS, LLC

                             By:  /s/ Glen Fuhrman
                                  ----------------------------
                                   Name:  Glenn R. Fuhrman
                                   Title: Manager

                             BLACK MARLIN INVESTMENTS, LLC

                             By:  /s/ John C. Phelan
                                  ----------------------------
                                  Name:  John C. Phelan
                                  Title:    Manager

                             INSIGHT CAPITAL PARTNERS II, L.P.

                             By:  InSight Venture Associates II, LLC, its
                                  General Partner

                             By:  /s/ Jeffrey L. Horing
                                  ----------------------------
                                  Jeffrey L. Horing
                                  Member

                             INSIGHT CAPITAL PARTNERS (CAYMAN) II, L.P.

                             By:  InSight Venture Associates II, LLC, its
                                  general Partner

                             By:  /s/ Jeffrey L. Horing
                                  ----------------------------
                                  Jeffrey L. Horing
                                  Member

                             INSIGHT CAPITAL PARTNERS III, L.P.

                             By: Insight Venture Associates III, LLC, its general partner

                             By:  /s/ Jeffrey L. Horing
                                  ----------------------------
                                  Name:  Jeffrey L. Horing
                                  Title:  Managing Member

                             INSIGHT CAPITAL PARTNERS III-COINVESTORS, L.P.

                             By: Insight Venture Associates III, LLC, its general partners

                             By:  /s/ Jeffrey L. Horing
                                  ----------------------------
                                  Name:  Jeffrey L. Horing
                                  Title: Managing Member

                             INSIGHT CAPITAL PARTNERS (CAYMAN) III, L.P.

                             By: Insight Venture Associates III, LLC, its general partner

                             By:  /s/ Jeffrey L. Horing
                                  ----------------------------
                                  Name:  Jeffrey L. Horing
                                  Title:  Managing Member

                             WI SOFTWARE INVESTORS LLC

                             By:  Wexford Management LLC, its Investment Manager

                             By:  /s/ Robert Holtz
                                  ----------------------------
                                  Name: Robert Holtz
                                  Title: Principal

                             IMPRIMIS SB, L.P.

                             By:  Imprimis SB, GP LLC, its
                                  general partner

                             By:  /s/ Robert Holtz
                                  ----------------------------
                                  Name: Robert Holtz

                                  Title: V.P.

                             /s/ Alan Hyman
                             ------------------------------------
                             Alan Hyman

                             /s/ Mark Tilly
                             ------------------------------------
                             Mark Tilly

                                                                    SCHEDULE I


                                                   Number of Common
STOCKHOLDER                                        STOCK EQUIVALENTS

INVESTORS:

DBV Investments, L.P.
MSD Portfolio L.P. - Investments
Vermeer Investments, LLC
Black Marlin Investments, LLC
c/o MSD Capital, L.P.
780 Third Avenue - 43rd Floor
New York, New York 10017-2024
Fax:             (212) 303-1622
Telephone:       (212) 303-1668
Attention:       Marc Lisker

InSight Capital Partners II, L.P.
InSight Capital Partners (Cayman) II, L.P.
InSight Capital Partners III, L.P.
InSight Capital Partners III-CoInvestors, L.P.
InSight Capital Partners (Cayman) III, L.P.
527 Madison Avenue, 10th Floor
New York, New York 10022
Fax:             (212) 230-9272
Telephone:       (212) 230-9210
Attention:       Jeffrey Horing

WI Software Investors LLC
Imprimis SB L.P.
c/o Wexford Management LLC
411 West Putnam Avenue
Greenwich, CT  06830
Fax:     (203) 862-7310
Telephone:       (203) 862-7028
Attention:       Robert Holtz

FOUNDERS:

Alan Hyman
SCC Technologies, Inc.
537 Congress Street
Suite 500
Portland, ME  04101
TEL:     (207) 761-0079
FAX:     (207) 772-8597

Mark Tilly
SCC Technologies, Inc.
537 Congress Street
Suite 500
Portland, ME  04101
TEL:     (207) 761-0079
FAX:     (207) 772-8597